Statement of Additional Information Supplement	August 27, 2021

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION FOR
EACH OF PUTNAM ULTRA SHORT DURATION INCOME FUND, PUTNAM
GOVERNMENT MONEY MARKET FUND, AND PUTNAM MONEY MARKET
FUND

Effective immediately, the following replaces similar disclosure in the sub-section “Class B shares:” in the section “DISTRUBITION PLANS”:

Class B shares:

Putnam Retail Management makes quarterly (or in certain cases monthly) payments to dealers at the annual rates set forth below (as a percentage of the average net asset value of class B shares for which such dealers are designated the dealer of record).

Rate	Fund
0.25%	All funds currently making payments under a class B
distribution plan, except for those listed below
0.25%, except that the first years’ service fees of	Putnam Strategic Intermediate Municipal Fund
0.25% are prepaid at time of sale	Putnam Tax-Free High Yield Fund
0.20%, except that the first years’ service fees of	Putnam California Tax Exempt Income Fund
0.20% are prepaid at time of sale	Putnam Massachusetts Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam New Jersey Tax Exempt Income Fund
Putnam New York Tax Exempt Income Fund
Putnam Ohio Tax Exempt Income Fund
Putnam Pennsylvania Tax Exempt Income Fund
Putnam Tax Exempt Income Fund
0.00%	Putnam Government Money Market Fund
Putnam Money Market Fund
Putnam Ultra Short Duration Income Fund

Multi-Fund SAI supplement – 08/21